Exhibit 10.1.55

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

SERVICE ORDER

This Service Order is submitted by Gogo LLC (“Customer”) to New Skies Satellites B.V. (“SES”) in accordance with the terms and conditions of the Master Services Agreement between Customer and SES dated 17 August 2012, as amended by Amendment No. 1 dated 30 November 2012 (the “MSA”) for the provision of Service during the Service Term.

A. Notice Information.

Customer: 111 North Canal Street, Ste. 1500 Chicago, IL 60606 USA	SES: Rooseveltplantsoen 4 2517 KR The Hague The Netherlands
Attn: Bhavini Desai	Attn: Legal Services, Commercial
Telephone: +1 630 647 1124	Telephone: +31 70 306 4100
E-Mail: BDesai@gogoair.com	E-Mail: customer.notices@ses.com

B. Service Description.

SES will provide Customer with space segment capacity in accordance with the Service Specifications set forth below (the “Service”).

Satellite:	Orbital Location:	Orbital Tolerances:
SES-14	[***]	[***]

SES Fleet Satellite: The SES Satellite utilized to provide the Service is an SES Global Fleet Satellite.

SES reserves the right to transition Service to another satellite in accordance with the terms and conditions of the MSA and to modify the capacity allocation in order to [***].

C. Service Specifications.

Stage	Period	Designated Capacity
1	Commencement Date – 31 December 2018	[***]
2	1 January 2019 – 30 April 2019	[***]
3	1 May 2019 – 31 August 2019	[***]
4	1 September 2019 – End Date	[***]

Attachment A from Service Order 104149-0000, entered into by the Parties on 18 February 2016 and as may be amended from time to time (“Service Order 104149-0000”), is hereby incorporated by reference, except that the beam allocation under Table C (Minimum Initial Capacity) of Section III (Customer Capacity Allocations) will be updated by SES and amended only after being confirmed in writing by Customer to reflect the Service hereunder.

[***].

D. Service Term; Fees.

Commencement Date: 1 September 2018.

End Date: [***].

Minimum Commitment: Customer shall utilize Service under this Service Order 107808-0000 [***] and together with service on SES-15 under Service Order 107179-0000, entered into by the Parties on 30 April 2018,the [***].

SES PROPRIETARY & CONFIDENTIAL Issued: 8/17/2018	Page 1 of 2	Customer initials: TJ SES initials: MD

Exhibit 10.1.55

[***].

[***].

[***].

[***].

The Service Fee payment conditions and Security have been agreed between the Parties based on Customer’s credit rating at the time of execution of this Service Order. Delays in the fulfillment of Customer’s obligations (including required payments due upon execution) may cause delays in the commencement of Service, but will not delay the Commencement Date for payment purposes.

E. Other Applicable Terms and Conditions.

Conditions: This Agreement is subject to SES’s receipt of Customer’s signed Service Orders 104149-0001, on or before Customer’s execution of this Service Order 107808-0000, failing which this Agreement shall be void ab initio and the Parties shall have no further obligations or liabilities to each other under this Agreement.

Service in Mexico: Customer acknowledges and agrees that if all or part of the Service will be to, from or within Mexico, including but not limited to Mexican airspace, then the provision of the relevant portion of the Service will be subject to a separate agreement with mutually-agreed terms and conditions therein between Customer and an SES entity holding the appropriate regulatory authorizations to provide service in Mexico.

[***].

[***].

Acknowledgments: Customer acknowledges and agrees that it shall not be entitled to seek specific performance to compel SES to cause any satellite (whether or not in orbit), including SES-14, to be constructed, launched or made commercially operational at any orbital location. The Parties acknowledge that (i) the Satellite is a SES Global Fleet Satellite and the provisions of Appendix C (Additional Terms and Definitions for North American Fleet Satellites) of the MSA do not apply to this Service Order; (ii) the provisions in Section 1 (Service Orders) of the MSA regarding third party terms and conditions are not applicable to this Service Order (except to the extent third party teleport services are contracted as contemplated herein); and (iii) for purposes of this Service Order, the term “available” and “availability” mean as determined by SES in its sole discretion.

The services ordered pursuant to this Service Order are provided subject to the terms and conditions described in the MSA, including the applicable appendices attached thereto. Termination of the MSA will not affect the performance obligations of the Parties with respect to this Service Order or the applicability of the terms and conditions set forth in the MSA to this Service Order.

GOGO LLC		NEW SKIES SATELLITES B.V.

By:	/s/ Tim Joyce	By:	/s/ M.W. Diemel
Name: Tim Joyce		Name: M.W. Diemel
Title: VP RAN Engineer		Title: Proxyholder B
Date: December 5, 2018		Date: December 7, 2018

SES PROPRIETARY & CONFIDENTIAL Issued: 8/17/2018	Page 2 of 2	Customer initials: TJ SES initials: MD